Supplement dated November 1, 2018
to the Prospectus and Statement of Additional Information (SAI) (as previously supplemented) of each of the following funds (each, a Fund, and collectively, the Funds):
Fund	Prospectus and SAI Dated
Columbia Acorn Trust
Columbia Acorn Emerging Markets Fund	5/1/2018
Columbia Acorn European Fund	5/1/2018
Columbia Acorn Fund	5/1/2018
Columbia Acorn International	5/1/2018
Columbia Acorn International Select	5/1/2018
Columbia Acorn Select	5/1/2018
Columbia Acorn USA	5/1/2018
Columbia Thermostat Fund	5/1/2018
Effective on the dates referenced below, the following changes are hereby made to each Fund's Prospectus:
Effective November 1, 2018, the paragraph under the heading "Redemption of Newly Purchased Shares" in the "Buying, Selling and Exchanging Shares - Selling Shares" section is hereby superseded and replaced with the following:
You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
Effective January 1, 2019, information in the subsection "Class Inst Shares Minimum Initial Investments" in the "Buying, Selling and Exchanging Shares - Buying Shares - Eligible Investors" section is hereby revised to add the following new category of investor:
■	Any commissionable brokerage account if a financial intermediary has received a written approval from Columbia Management Investment Distributors, LLC, the Fund’s distributor, to waive the minimum initial investment of Class Inst Shares.
Effective November 1, 2018, the following changes are made to Appendix A: Financial Intermediary - Specific Reductions/Waivers of Sales Charges:
The section under the subheading Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management) is hereby revised by replacing the fifth bullet point under the subheading "Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management" with the following:
■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program
The section under the subheading "Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries" is hereby revised by adding the following:
Effective March 1, 2019, shareholders purchasing Fund shares through a platform or account of Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”) are eligible for the following Class C automatic exchange policy:
Class C Automatic Exchange Policy Available at Raymond James:
■	Shareholders in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.
SUP000_00_076_(11/18)

Effective December 1, 2018, the following changes are made to the Funds’ SAI:
The third numbered policy listed under the heading Non-Fundamental Investment Policies in the About the Funds’ Investments —Fundamental and Non-Fundamental Investment Policies section is hereby superseded and replaced with the following:
3.	Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. If a Fund holds more than 15% of its net assets in illiquid investments that are assets:
■	It must cause the administrator of the Fund’s liquidity risk management program to report such an occurrence to the Board within one business day of the occurrence, with an explanation of the extent and causes of the occurrence, and how the Fund plans to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time; and
■	If the amount of the Fund’s illiquid investments that are assets is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30 day period thereafter), the Board, including a majority of Independent Trustees, must assess whether the plan presented to it continues to be in the best interest of the Fund.
Shareholders should retain this Supplement for future reference.
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